Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.0
Total Fee Amount	18,297.06
Total Transaction Valuation	119,510,547.2
Total Offset Amount	7,741.32
Net Fee	$ 10,555.74